EQUITY	6 Months Ended
Jun. 30, 2018
Equity [abstract]
EQUITY
EQUITY
For the three and six month period ended June 30, 2018, the partnership distributed dividends to limited partner, general partner and redemption-exchange unitholders of $8 million and $16 million, respectively, or approximately $0.0625 per partnership unit (June 30, 2017: $7 million and $14 million, respectively). For the three and six month period ended June 30, 2018, the partnership distributed to others who have interests in the operating subsidiaries $917 million and $1,658 million, respectively, primarily resulting from the dividends received from our graphite electrode manufacturing business (June 30, 2017: $84 million and $307 million, respectively).
There was no change in the number of units issued and outstanding during the six month period ended June 30, 2018.

(a)	Earnings per limited partner unit
Net income attributable to limited partnership unitholders was $40 million and $5 million for the three and six month period ended June 30, 2018. The weighted average number of limited partnership units was 66 million for the three and six month period ended June 30, 2018 (June 30, 2017: 52 million).

(b)	Incentive distribution to Special Limited Partnership Units

In its capacity as the holder of the special limited partnership units of Holding LP, Brookfield is entitled to incentive distribution rights which are based on a 20% increase in the unit price of the partnership over an initial threshold based on the volume-weighted average price of the units, subject to a high water mark. A distribution of $41 million and $184 million (June 30, 2017: $nil and $nil) was declared during the three and six month period ended June 30, 2018. The threshold was reset to $38.31/unit.